Quarterly Earnings and
Supplemental Operating and Financial Data

For the Six Months Ended June 30, 2007

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the six months ended June 30, 2007

This Quarterly Earnings and Supplemental Operating and Financial Data contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”) which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Lexington’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2007 (the "Form 10-K") and other periodic reports filed with the SEC, including risks related to, (i) the failure to integrate our operations and properties with those of Newkirk Realty Trust, (ii) the failure to continue to qualify as a real estate investment trust, (iii) changes in general business and economic conditions, (iv) competition, (v) increases in real estate construction costs, (vi) changes in interest rates, or (vii) changes in accessibility of debt and equity capital market. Copies of the Form 10-K and the other periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe the Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

        Lexington Realty Trust
   TRADED: NYSE: LXP
        One Penn Plaza, Suite 4015
        New York NY 10119-4015

Contact:
Investor or Media Inquiries, Carol Merriman, VP Investor Relations & Corporate Development
Lexington Realty Trust
Phone: (212) 692-7264 E-mail: cmerriman@lxp.com

FOR IMMEDIATE RELEASE
Wednesday August 8, 2007

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2007 RESULTS

New York, NY – August 8, 2007– Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust (REIT) focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2007.  All per share amounts are on a diluted basis.

Second Quarter 2007 Highlights
•	Total rental revenues of $102.5 million
•	Company Funds From Operations of $59.9 million or $0.54 per share(1)
•	28 new and renewal leases executed, totaling 1.9 million square feet
•	Invested $366.6 million in cash to acquire four co-investment programs
•	$67.8 million in real estate dispositions
•	2.5 million shares/units repurchased at an average price of $21.00 per share/unit
•	$0.375 common share/unit dividend/distribution declared
•	Completion of the acquisition of Lexington Strategic Asset Corp.
•	Corporate restructure initiated: focus on core office, warehouse and distribution facility assets

(1)	See the last page of this press release for a reconciliation of GAAP net income to Company FFO.

COMMENTS FROM MANAGEMENT

T. Wilson Eglin, President and Chief Executive Officer of Lexington Realty Trust stated, “We are pleased to report that our second quarter operating results improved considerably compared to the first quarter. Furthermore, our strong leasing and investment activity during the second quarter is expected to add to Company funds from operations per share going forward. During the second quarter, Lexington invested $367 million in cash to acquire 100% of our four co-investment programs on terms that are accretive to funds from operations and repurchased $52.3 million of its common shares.  In addition, we executed 28 leases – a record number – for 1.9 million square feet and ended the quarter with 98% of our square footage subject to lease.” Mr. Eglin continued, “We realized incentive fees of $10.6 million in connection with the dissolutions of our co-investment programs and recorded lease termination payment revenue of $3.0 million for a property that was sold and one that is fully leased which, together, more than offset a $4.5 million severance charge and an expense of $800,000 relating to the repurchase of all the outstanding stock in Lexington Strategic Asset Corp.  Overall, these items added about $8.3 million to our Company funds from operations, or about $0.07 per share.”

Michael L. Ashner, Executive Chairman of Lexington Realty Trust added, “We are pleased to see our efforts with regards to our strategic restructuring plan beginning to bear fruit.”

Lexington Realty Trust

FINANCIAL RESULTS
Revenue

For the quarter ended June 30, 2007, rental revenues increased 134.0% to $102.5 million, compared with rental revenues of $43.8 million for the quarter ended June 30, 2006.  The increase was primarily a result of the December 31, 2006 merger with Newkirk Realty Trust, Inc.

Net Income Allocable to Common Shareholders

For the quarter ended June 30, 2007, net income allocable to common shareholders was $21.9 million, compared to the quarter ended June 30, 2006, which had net income allocable to common shareholders of $21.4 million.  On a per share basis, net income allocable to common shareholders for the quarter ended June 30, 2007, was $0.34 compared with net income allocable to common shareholders of $0.41 for the comparable period last year.  For the six months ended June 30, 2007, net income allocable to common shareholders was $18.5 million, or $0.28 per share, as compared to $23.4 million, or $0.45 per share, for the same period in 2006.

Company Funds from Operations Applicable to Common Shareholders

For the quarter ended June 30, 2007, Company Funds from Operations (“Company FFO”) was $59.9 million, compared with Company FFO for the quarter ended June 30, 2006 of $38.2 million.  On a per share basis, Company FFO was $0.54 for the quarter ended June 30, 2007, compared with $0.60 for the quarter ended June 30, 2006.  For the six months ended June 30, 2007, Company FFO per share was $0.96, as compared to $1.05 for the same period in 2006.

Market Capitalization

At June 30, 2007, Lexington’s total market capitalization was approximately $5.8 billion, based on the New York Stock Exchange closing price of Lexington’s common shares on June 30, 2007, and assuming the conversion of all operating partnership units to common shares, the liquidation preference of preferred shares, and the principal balance of total debt outstanding.

Dividend

On June 15, 2007, Lexington declared a regular quarterly cash dividend/distribution of $0.375 per share/unit (or $1.50 on an annualized basis), which was paid on July 16, 2007, to common shareholders/unit holders of record as of June 29, 2007.

Share Repurchase Authorization

During the quarter ended June 30, 2007, Lexington repurchased approximately 2.5 million common shares/units at an average price of $21.00 per share/unit. Year-to-date, Lexington has repurchased approximately 6.6 million common shares/units at an average price of $20.66 per share/unit.  Lexington is currently authorized by its Board of Trustees to repurchase approximately 3.9 million additional common shares/units.

2007 EARNINGS GUIDANCE

Lexington reaffirmed its previously disclosed 2007, full-year per diluted share Company FFO guidance range of $1.75 to $1.85.  This guidance is based on current expectations and is forward-looking.

Lexington Realty Trust

CAPITAL MARKETS ACTIVITY

During the quarter ended June 30, 2007, Lexington obtained a $225.0 million secured term loan due in 2009 at an interest rate of LIBOR plus 60 basis points.

STRATEGIC RESTRUCTURING PLAN

In June 2007, Lexington announced a strategic restructuring plan.  The plan, when and if completed, will restructure Lexington into a company consisting primarily of:
•	A wholly owned portfolio of core office assets;
•	A wholly owned portfolio of core warehouse/distribution assets;
•	A continuing 50% interest in a joint venture that invests in senior and subordinated debt interests secured by both net-leased and multi-tenanted real estate collateral;
•	A minority interest in a to-be-formed joint venture that invests in specialty single-tenant real estate assets; and
•	Equity securities in other net lease companies owned either individually or through an interest in one or more joint ventures.

Lexington can provide no assurances that it will successfully complete the strategic restructuring.  See Lexington’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2007, for more information regarding the strategic restructuring plan.

INVESTMENT ACTIVITY
Acquisitions

During the quarter ended June 30, 2007, Lexington invested $366.6 million in cash to acquire the remaining interest in 48 properties it did not already own from the four co-investment programs it terminated during the quarter.  Additionally, in separate transactions, Lexington acquired two industrial facilities and one office building, for an aggregate purchase price of $38.6 million.

Purchase of shares of Lexington Strategic Asset Corp.

On May 10, 2007, Lexington Strategic Asset Corp. (“LSAC”) completed a self-tender offer for an offer price of $10.00 per share by acquiring 741,836 shares.  On June 30, 2007, Lexington acquired the remaining shares of LSAC it did not already own through a merger of LSAC with and into Lexington and the payment of $10.00 per share.

Other real estate investments

During the quarter ended June 30, 2007, Lexington announced its participation in a newly-formed joint venture, Lex-Win Acquisition LLC ("Lex-Win"), established to acquire shares of common stock in Wells Real Estate Investment Trust, Inc. As of July 2007, the joint venture acquired 4.8 million shares of Wells Real Estate Investment Trust, Inc. at a price per share of $9.30 through a tender offer.

Dispositions

During the quarter ended June 30, 2007, Lexington sold six non-core properties (retail, office and industrial) for an aggregate price of $67.8 million.

Lexington Realty Trust

LEASING ACTIVITY

At June 30, 2007, Lexington’s portfolio was approximately 98.0% leased.  For the quarter ended June 30, 2007, Lexington executed 28 leases (new and renewal) for approximately 1.9 million square feet.  Fourteen new leases were executed, (12 office properties and two retail properties) encompassing 371,500 square feet.  Fourteen lease renewals were executed (11 office properties, one industrial property and two retail properties) encompassing 1.6 million square feet.

2nd QUARTER 2007 CONFERENCE CALL

On Wednesday, August 8, 2007, at 2:00 p.m. Eastern Time, Lexington will host a conference call to discuss its results for the quarter ended June 30, 2007.  Lexington’s remarks will be followed by a question and answer period.  Interested parties may participate in this conference call by dialing (877) 407-0782 or (201) 689-8567.  A taped replay of the call will be available through September 8, 2007 at (877) 660-6853, Account #: 286, Conference ID #: 244153

A live web cast (listen-only mode) of the conference call will be available at www.lxp.com within the Investor Relations section. An online replay will also be available through September 8, 2007.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”.  Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, Investor Relations, One Penn Plaza, Suite 4015, New York, New York 10119-4015.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Lexington’s most recent annual report on Form 10-K filed with the SEC on March 1, 2007 (the "Form 10-K") and other periodic reports filed with the SEC, including risks related to, (i) the failure to successfully complete the strategic restructuring plan, (ii) the failure to integrate our operations and properties with those of Newkirk Realty Trust, (iii) the failure to continue to qualify as a real estate investment trust, (iv) changes in general business and economic conditions, (v) competition, (vi) increases in real estate construction costs, (vii) changes in interest rates, or (viii) changes in accessibility of debt and equity capital market. Copies of the Form 10-K and the other periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and Six months ended June 30, 2007 and 2006
(Unaudited and in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Gross revenues:
Rental	$102,460	$43,781	$189,187	$89,654
Advisory and incentive fees	11,224	1,338	11,943	2,401
Tenant reimbursements	6,769	3,887	12,420	8,320
Total gross revenues	120,453	49,006	213,550	100,375

Expense applicable to revenues:
Depreciation and amortization	(57,620)	(19,594)	(110,186)	(39,078)
Property operating	(13,869)	(7,308)	(25,417)	(15,004)
General and administrative	(12,355)	(4,858)	(21,142)	(10,475)
Non-operating income	2,577	5,911	5,219	6,706
Interest and amortization expense	(39,441)	(17,571)	(72,319)	(34,940)
Debt satisfaction gains	—	1,241	—	294
Impairment loss	—	(1,121)	—	(1,121)

Income (loss) before benefit (provision) for income taxes, minority interests, equity in earnings of non-consolidated entities and discontinued operations	(255)	5,706	(10,295)	6,757
Benefit (provision) for income taxes	(1,804)	82	(2,242)	155
Minority interests share of income	(19,270)	(798)	(12,064)	(970)
Equity in earnings of non-consolidated entities	38,388	848	41,897	2,116
Income from continuing operations	17,059	5,838	17,296	8,058

Discontinued operations:
Income from discontinued operations	4,905	1,302	7,508	3,281
Provision for income taxes	(2,510)	(25)	(2,614)	(74)
Debt satisfaction (charges) gains	(89)	5,843	(89)	5,765
Gains on sales of properties	12,828	14,263	12,828	16,916
Minority interests share of income	(3,254)	(1,701)	(3,775)	(2,348)
Total discontinued operations	11,880	19,682	13,858	23,540
Net income	28,939	25,520	31,154	31,598
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)	(3,180)	(3,180)
Dividends attributable to preferred shares – Series C	(2,519)	(2,519)	(5,038)	(5,038)
Dividends attributable to preferred shares – Series D	(2,925)	—	(4,447)	—
Net income allocable to common shareholders	$21,905	$21,411	$18,489	$23,380

Income per common share – basic:
Income from continuing operations, after preferred
dividends	$0.16	$0.03	$0.07	$—
Income from discontinued operations	0.18	0.38	0.21	0.45
Net income allocable to common shareholders	$0.34	$0.41	$0.28	$0.45

Weighted average common shares outstanding – basic	65,265,217	52,116,003	66,892,769	51,980,753

Income per common share – diluted:
Income from continuing operations, after preferred
dividends	$0.16	$0.03	$0.07	$—
Income from discontinued operations	0.18	0.38	0.21	0.45
Net income allocable to common shareholders	$0.34	$0.41	$0.28	$0.45

Weighted average common shares outstanding – diluted	65,265,828	52,136,573	66,893,390	52,006,725

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
June 30, 2007 (Unaudited) and December 31, 2006
(In thousands, except share and per share data)

	June 30,	December 31,
	2007	2006
Assets:
Real estate, at cost	$4,870,601	$3,747,156
Less: accumulated depreciation and amortization	372,062	276,129
	4,498,539	3,471,027
Properties held for sale – discontinued operations	28,078	69,612
Intangible assets, net	660,504	468,244
Cash and cash equivalents	75,419	97,547
Investment in and advances to non-consolidated entities	150,747	247,045
Deferred expenses, net	35,185	16,084
Notes receivable	49,526	50,534
Rent receivable – current	53,213	53,744
Rent receivable – deferred	24,717	29,410
Investment in marketable equity securities	18,052	32,036
Other assets	81,194	89,574
	$5,675,174	$4,624,857
Liabilities and Shareholders’ Equity:
Liabilities:
Mortgages and notes payable	$2,598,230	$2,126,810
Exchangeable notes payable	450,000	—
Trust notes payable	200,000	—
Contract rights payable	12,823	12,231
Dividends payable	31,021	44,948
Liabilities – discontinued operations	3,169	6,064
Accounts payable and other liabilities	34,744	25,877
Accrued interest payable	24,804	10,818
Deferred revenue – below market leases	348,967	362,815
Prepaid rent	16,026	10,109
	3,719,784	2,599,672
Minority interests	818,069	902,741
	4,537,853	3,502,413
Commitments and contingencies
Shareholders’ equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $155,000, 3,100,000 shares issued and outstanding	150,589	150,589
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding in 2007	149,774	—
Special Voting Preferred Share, par value $0.0001 per share; authorized, issued and outstanding 1 share	—	—
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 63,964,637 and 69,051,781 shares issued and outstanding in 2007 and 2006, respectively	6	7
Additional paid-in-capital	1,084,665	1,188,900
Accumulated distributions in excess of net income	(324,822)	(294,640)
Accumulated other comprehensive income	794	1,273
	1,137,321	1,122,444
	$5,675,174	$4,624,857

Lexington Realty Trust and Consolidated Subsidiaries
Earnings Per Share and Funds from Operations Per Share
(In thousands, except share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
EARNINGS PER SHARE:
Basic:
Income from continuing operations	$17,059	$5,838	$17,296	$8,058
Less preferred dividends	(7,034)	(4,109)	(12,665)	(8,218)
Income (loss) allocable to common shareholders from continuing operations	10,025	1,729	4,631	(160)
Total income from discontinued operations	11,880	19,682	13,858	23,540
Net income allocable to common shareholders	$21,905	$21,411	$18,489	$23,380

Weighted average number of common shares outstanding	65,265,217	52,116,003	66,892,769	51,980,753

Income per common share - basic:
Income from continuing operations	$0.16	$0.03	$0.07	$—
Income from discontinued operations	0.18	0.38	0.21	0.45
Net income	$0.34	$0.41	$0.28	$0.45

Diluted:
Income (loss) allocable to common shareholders from continuing operations	$10,025	$1,729	$4,631	$(160)
Incremental income attributed to assumed conversion of dilutive securities	—	—	—	—
Income (loss) allocable to common shareholders from continuing operations	10,025	1,729	4,631	(160)
Total income from discontinued operations	11,880	19,682	13,858	23,540
Net income allocable to common shareholders	$21,905	$21,411	$18,489	$23,380

Weighted average number of common shares used in calculation of basic earnings per share	65,265,217	52,116,003	66,892,769	51,980,753
Add incremental shares representing:
Shares issuable upon exercise of employee share options	611	20,570	621	25,972
Shares issuable upon conversion of dilutive securities	—	—	—	—
Weighted average number of shares used in calculation of diluted earnings per common share	65,265,828	52,136,573	66,893,390	52,006,725

Income per common share - diluted:
Income from continuing operations	$0.16	$0.03	$0.07	$—
Income from discontinued operations	0.18	0.38	0.21	0.45
Net income	$0.34	$0.41	$0.28	$0.45

Lexington Realty Trust and Consolidated Subsidiaries
Earnings Per Share and Funds from Operations Per Share (Continued)
(In thousands, except share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
The Company's Funds from Operations: (1)
Basic and Diluted:
Net income allocable to common shareholders - basic	$21,905	$21,411	$18,489	$23,380
Adjustments:
Depreciation and amortization	58,153	20,180	112,785	40,307
Minority interests - OP units	21,334	2,533	13,915	3,554
Amortization of leasing commissions	283	171	536	310
Joint venture adjustment - depreciation	932	5,581	3,046	11,063
Preferred dividends - Series C	2,519	2,519	5,038	5,038
Gains on sale of property	(12,828)	(14,263)	(12,828)	(16,916)
Taxes incurred on sale of property	1,749	25	1,749	74
Gains on sale of joint venture properties	(34,164)	—	(34,164)	—
Company's funds from operations	$59,883	$38,157	$108,566	$66,810

Basic:
Weighted average shares outstanding - basic EPS	65,265,217	52,116,003	66,892,769	51,980,753
Operating partnership units	40,133,160	5,623,223	40,339,893	5,638,075
Preferred shares - Series C	5,779,330	5,779,330	5,779,330	5,779,330
Weighted average shares outstanding - basic	111,177,707	63,518,556	113,011,992	63,398,158
Company's funds from operations per share	$0.54	$0.60	$0.96	$1.05

Diluted:
Weighted average shares outstanding - diluted EPS	65,265,828	52,136,573	66,893,390	52,006,725
Operating partnership units	40,133,160	5,623,223	40,339,893	5,638,075
Preferred shares - Series C	5,779,330	5,779,330	5,779,330	5,779,330
Adjusted weighted average shares outstanding - diluted	111,178,318	63,539,126	113,012,613	63,424,130
Company's funds from operations per share	$0.54	$0.60	$0.96	$1.05

1Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT.  Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance.  Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”).   FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.”  FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.  FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares and incentive fees earned from joint ventures.  Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted.  Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

Lexington Realty Trust
Geographic Diversification
6/30/07

	Metropolitan Statistical Area	% of Base Rent for the 6 Months Ended 6/30/2007 (1)
1	Los Angeles-Riverside-Orange County-CA	10.2%
2	Houston-Galveston-Brazoria-TX	6.2%
3	Dallas-Fort Worth-TX	6.0%
4	New York-Northern New Jersey-Long Island-NY-NJ-CT-PA	4.4%
5	Washington-Baltimore-DC-MD-VA-WV	4.0%
6	Philadelphia-Wilmington-Atlantic City-PA-NJ-DE-MD	3.6%
7	Memphis-TN-AR-MS	3.2%
8	San Francisco-Oakland-San Jose-CA	3.1%
9	Atlanta-GA	2.8%
10	Orlando-FL	2.3%
11	Boston-Worcester-Lawrence-MA-NH-ME-CT	2.1%
12	Phoenix-Mesa-AZ	2.1%
13	Youngstown-Warren-OH	2.1%
14	Detroit-Ann Arbor-Flint-MI	1.9%
15	Beaumont-Port Arthur-TX	1.7%
16	Columbus-OH	1.7%
17	Charlotte-Gastonia-Rock Hill-NC-SC	1.6%
18	Chicago-Gary-Kenosha-IL-IN-WI	1.5%
19	Jacksonville-FL	1.5%
20	Salt Lake City-Ogden-UT	1.5%
21	Richmond-Petersburg-VA	1.4%
22	Harrisburg-Lebanon-Carlisle-PA	1.4%
23	Indianapolis-IN	1.3%
24	San Antonio-TX	1.2%
25	Columbus, IN	1.1%
26	Cleveland-Akron-OH	1.0%
27	Seattle-Tacoma-Bremerton-WA	1.0%
	Areas which account for 1% or greater of total revenue	71.9%

(1) Includes only consolidated properties from date of acquisition, rental revenue recognized from all properties sold through date of sale and proportionate share of rental revenue from joint ventures, which is a non-GAAP measure.

Lexington Realty Trust
Tenant Industry Diversification
6/30/2007

Tenant Industry	% Base Rent for the 6 months ended 6/30/07 (1)
Finance/Insurance	15.0%
Energy	10.5%
Aerospace/Defense	8.9%
Technology	8.0%
Automotive	7.9%
Food	7.8%
Transportation/Logistics	5.5%
Consumer Products	4.9%
Retail-Department/ Discount Store	4.7%
Healthcare	4.4%
Media/Advertising	3.9%
Service	3.8%
Telecommunications	3.3%
Retail-Specialty	2.9%
Construction Materials	2.4%
Printing/Production	2.0%
Security	1.1%
Apparel	1.0%
Retail-Electronics	0.9%
Real Estate/Other	0.8%
Health/Fitness	0.2%
Paper/Containers & Packaging	0.1%
100.0%

(1)     Includes only consolidated properties from date of acquisition, rental revenue recognized from all properties sold through date of sale and proportionate share of rental revenue from joint ventures, which is a non-GAAP measure.

LEXINGTON REALTY TRUST
Supplemental Reporting Package
Other Revenue Data
06/3-/2007

Revenue by Property Type	Historical Year to Date Base Rent ($000s) (1)	Percentage
Office	$144,798	66.6%
Industrial	$52,190	24.0%
Retail/Other	$20,316	9.4%
	$217,304	100.0%

Revenue by Credit Rating (2)
Investment Grade	$117,306	54.0%
Non-Investment Grade	$40,648	18.7%
Unrated	$59,350	27.3%
	$217,304	100.0%

Major Tenants/Guarantors	Number of Leases(2)	Aggregate Rentable Sq. Ft. (2)	% of Total Aggregate Rentable Sq. Ft. (2)	Base Rent YTD	Property Type	% of Base Rent (1)
Raytheon Corporation	6	2,286,009	4.2%	$ 13,886	Office/Industrial/Other	6.4%
St. Paul Fire and Marine Insurance	1	530,000	1.0%	$ 6,619	Office	3.0%
Baker Hughes, Inc.	4	1,061,471	2.0%	$ 6,616	Office/Industrial	3.0%
Kmart Corp/Sears Holdings	8	2,957,164	5.4%	$ 6,177	Industrial/Retail	2.8%
Dana Corporation	8	2,240,802	4.1%	$ 5,248	Office/Industrial	2.4%
Harcourt Brace/Reed Elsevier	4	1,063,640	2.0%	$ 4,098	Office/Industrial	1.9%
Entergy Services, Inc.	3	490,604	0.9%	$ 3,645	Office	1.7%
Federal Express, Inc.	3	712,286	1.3%	$ 4,194	Office/Industrial	1.9%
Morgan, Lewis & Bockius LLP	1	309,049	0.6%	$ 3,367	Office	1.5%
Northwest Pipeline Corp.	1	295,000	0.5%	$ 3,161	Office	1.5%
Total	39	11,946,025	22.0%	$ 57,011		26.1%

(1)     Includes only consolidated properties from date of acquisition, rental revenue recognized from all properties sold through the date of sale and proportionate share of rental revenue from joint ventures, which is a non-GAAP measure.

(2) As of June 30, 2007.

Lexington Realty Trust
Lease Rollover Schedule by Property Type - Cash Basis
6/30/2007

	Office			Industrial			Retail
	Square	Cash Rental	Rent	Square	Cash Rental	Rent	Square	Cash Rental	Rent
Year	Footage	Revenue (1)	PSF	Footage	Revenue (1)	PSF	Footage	Revenue (1)	PSF

2007	680,488	17,315	$25.44	2,745,072	14,494	$ 5.28	-	-	$ -
2008	1,268,321	21,396	$24.48	1,207,579	146	$ 7.97	583,259	6,496	$11.42
2009	2,791,344	56,459	$21.81	883,966	2,903	$ 3.34	1,213,603	9,493	$15.36
2010	2,185,211	24,886	$13.30	1,885,413	5,773	$ 3.06	144,620	963	$ 6.66
2011	1,489,164	20,264	$13.63	1,251,535	1,608	$ 4.67	511,164	4,081	$ 7.98
2012	1,860,310	26,901	$11.14	4,149,289	16,682	$ 4.02	516,425	4,326	$ 8.38
2013	2,155,425	28,648	$13.94	458,086	5,247	$11.45	227,900	1,802	$ 7.90
2014	2,717,224	43,981	$16.51	1,055,160	3,927	$ 3.72	267,337	496	$ 1.85
2015	2,152,653	26,785	$12.44	1,372,370	7,590	$ 5.53	76,164	469	$ 6.15
2016	1,369,381	18,395	$16.78	1,655,158	6,957	$ 4.20	225,919	1,600	$ 7.08
2017	232,534	3,145	$13.52	1,775,544	7,174	$ 4.04	119,706	473	$ 3.95
2018	845,094	10,778	$14.71	744,800	1,347	$ 1.81	1,765,672	4,250	$ 3.58
2019	1,756,747	25,664	$14.61	1,412,025	6,234	$ 4.41	-	-	$ -
2020	491,761	7,614	$15.48	666,037	5,000	$ 7.51	-	-	$ -
2021	420,926	8,507	$20.21	1,928,504	8,318	$ 4.31	61,000	361	$ 5.92
2022	-	-	$ -	-	-	$ -	-	-	$ -
2023	-	-	$ -	-	-	$ -	-	-	$ -
2024	-	-	$ -	-	-	$ -	-	-	$ -
2025	146,800	2,294	$15.63	2,140,254	9,802	$ 3.20	-	-	$ -
2026	-	-	$ -	1,146,500	3,749	$ 3.27	77,076	1,785	$23.16
2027	-	-	$ -	159,000	1,414	$ 1.23	-	-	$ -
2028	-	-	$ -	-	-	$ -	90,000	440	$ 4.89

WTG. AVG.			$16.37			$ 4.53			$ 8.24

Revenue in 000s
(1) Includes proportionate share of joint venture investments, which is a non-GAAP measure.

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
CONSOLIDATED OFFICE PROPERTIES
1	12209 W. Markham St.	Little Rock	AR	36,311	100.0	Entergy Arkansas, Inc.
2	5201 West Barraque St.	Pine Bluff	AR	27,189	100.0	Entergy Services, Inc.
3	19019 No. 59th Ave.	Glendale	AZ	252,300	100.0	Honeywell, Inc.
4	13430 N. Black Canyon Fwy.	Phoenix	AZ	138,940	80.0	Bull HN Information Systems, Inc.
5	2211 South 47th St.	Phoenix	AZ	176,402	100.0	Avnet, Inc.
6	2005 East Technology Cir.	Tempe	AZ	60,000	100.0	(i) Structure, LLC (Infocrossing, Inc.)
7	8555 South River Pkwy.	Tempe	AZ	95,133	100.0	ASM Lithography Holding NV
8	1440 East 15th St.	Tucson	AZ	28,591	100.0	Cox Communications, Inc.
9	2200 & 2222 East Imperial Hwy. 3	El Segundo	CA	184,636	100.0	Raytheon Company
10	2230 East Imperial Hwy. 1	El Segundo	CA	184,636	100.0	Raytheon Company/Direct TV
11	17770 Cartwright Rd.	Irvine	CA	200,000	100.0	Associates First Capital Corporation
12	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	100.0	Apria Healthcare Group, Inc.
13	1500 Hughes Way	Long Beach	CA	478,437	100.0	Raytheon Company
14	27016 Media Center Dr.	Los Angeles	CA	83,252	100.0	Playboy Enterprises, Inc.
15	275 South Valencia Ave.	Los Angeles	CA	637,503	100.0	Bank of America NT & SA
16	5724 W. Las Positas Blvd.	Pleasanton	CA	41,760	100.0	NK Leasehold
17	255 California St.	San Francisco	CA	169,846	70.7	Multi-Tenant
18	599 Ygnacio Valley Rd.	Walnut Creek	CA	54,528	100.0	Hercules Credit, Inc.
19	9201 East Dry Creek Rd.	Centennial	CO	128,500	100.0	The Shaw Group, Inc.
20	5550 Tech Center Dr.	Colorado Spring	CO	71,000	100.0	Federal Express Corporation
21	1110 Bayfield Dr.	Colorado Springs	CO	166,575	100.0	Honeywell International, Inc.
22	3940 South Teller St.	Lakewood	CO	68,165	100.0	Travelers Express, Inc.
23	10 John St.	Clinton	CT	41,188	100.0	Chesebrough Ponds (Unilever United States, Inc.)
24	200 Executive Blvd. S	Southington	CT	153,364	100.0	Hartford Fire Insurance Co.
25	100 Barnes Rd.	Wallingford	CT	44,400	100.0	Minnesota Mining and Manufacturing Company
26	5600 Broken Sound Blvd.	Boca Raton	FL	143,290	100.0	Océ Printing Systems USA, Inc.
27	12600 Gateway Blvd.	Fort Meyers	FL	62,400	100.0	Gartner, Inc.
28	600 Business Center Dr.	Lake Mary	FL	125,155	100.0	First USA Management Services, Inc.
29	550 Business Center Dr.	Lake Mary	FL	125,920	100.0	First USA Management Services, Inc.
30	9200 South Park Center Loop	Orlando	FL	59,927	100.0	Corinthian Colleges, Inc.
31	Sandlake Rd./Kirkman Rd.	Orlando	FL	184,000	100.0	Lockheed Martin Corporation
32	6277 Sea Harbor Dr.	Orlando	FL	357,280	100.0	Harcourt Brace & Company
33	4200 RCA Blvd.	Palm Beach Gardens	FL	114,518	100.0	The Wackenhut Corp.
34	10419 North 30th St.	Tampa	FL	132,981	100.0	Time Customer Service, Inc. (Time, Inc.)
35	4000 Johns Creek Pkwy.	Atlanta	GA	87,219	100.0	Kraft Foods N.A., Inc.
36	6303 Barfield Rd. & 859 Mount Vernon Hwy.	Atlanta	GA	289,000	100.0	Internet Security Systems, Inc.
37	160 Clairemont Ave.	Decatur	GA	112,248	100.0	Allied Holdings, Inc.

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
38	2500 Patrick Henry Pkwy.	McDonough	GA	111,911	100.0	Georgia Power Company
39	King St.	Honolulu	HI	211,831	100.0	Multi-Tenant
40	1275 NW 128th St.	Clive	IA	61,180	100.0	Principal Life Insurance Company
41	3265 East Goldstone Dr.	Meridian	ID	77,484	100.0	Voicestream PCS II Corporation (T-Mobile USA, Inc.)
42	101 East Erie Building	Chicago	IL	227,569	100.0	DraftFCB (Interpublic Group of Companies, Inc.)
43	850-950 Warrenville Rd.	Lisle	IL	99,414	100.0	National Louis University
44	700 Oakmont Ln.	Westmont	IL	269,715	100.0	North American Van Lines, Inc. (SIRVA, Inc.)
45	500 Jackson St.	Columbus	IN	390,100	100.0	Cummins Engine Company Inc.
46	10300 Kincaid Dr.	Fishers	IN	193,000	100.0	Bank One Indiana, N.A.
47	5757 Decatur Blvd.	Indianapolis	IN	89,956	100.0	Allstate Insurance Co.
48	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	87.5	John Wiley & Sons, Inc.
49	9601 Renner Blvd.	Lenexa	KS	77,484	100.0	Voicestream PCS II Corporation (T-Mobile USA, Inc.)
50	5200 Metcalf Ave.	Overland Park	KS	320,198	100.0	Employers Reinsurance Corporation
51	2300 Litton Ln.	Hebron	KY	80,441	50.9	AGC Automotive Americas Co.
52	4455 American Way	Baton Rouge	LA	70,100	100.0	Bell South Mobility, Inc.
53	147 Milk St.	Boston	MA	52,337	100.0	Harvard Vanguard Medical Assoc.
54	270 Billerica Rd.	Chelmsford	MA	100,000	100.0	Cadence Design Systems
55	33 Commercial St.	Foxboro	MA	164,689	100.0	Invensys Systems, Inc. (Siebe, Inc.)
56	70 Mechanic St.	Foxboro	MA	251,914	100.0	Invensys Systems, Inc. (Siebe, Inc.)
57	250 Turnpike Rd.	Southborough	MA	57,698	100.0	Honeywell Consumer Products
58	100 Light St.	Baltimore	MD	530,000	100.0	St. Paul Fire and Marine Insurance Co.
59	First Park Dr.	Oakland	ME	78,610	100.0	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)
60	27404 Drake Rd.	Farmington Hills	MI	110,329	0.0	(Available for Lease)
61	3701 Corporate Dr.	Farmington Hills	MI	119,829	100.0	Motorola, Inc.
62	12000 Tech Center Dr.	Livonia	MI	80,230	100.0	Kelsey-Hayes Company
63	26555 Northwestern Hwy.	Southfield	MI	187,163	100.0	Federal-Mogul Corporation
64	3165 McKelvey Rd.	Bridgeton	MO	52,994	100.0	BJC Health System
65	9201 Stateline Rd.	Kansas City	MO	166,641	100.0	Employers Reinsurance Corporation
66	3943 Denny Ave.	Pascagoula	MS	94,841	100.0	Northrop Grumman Systems Corporation
67	200 Lucent Ln.	Cary	NC	124,944	100.0	Lucent Technologies, Inc.
68	3601 Converse Dr.	Wilmington	NC	160,500	100.0	Verizon Wireless
69	11707 Miracle Hills Dr.	Omaha	NE	86,800	100.0	(i) Structure, LLC (Infocrossing, Inc.)
70	700 US Hwy Route 202-206	Bridgewater	NJ	115,558	100.0	Biovail Pharmaceuticals, Inc.
71	200 Milik St.	Carteret	NJ	149,100	100.0	Pathmark Stores, Inc.
72	288 North Broad St.	Elizabeth	NJ	30,000	100.0	Bank of America
73	389-399 Interpace Hwy. Morris Corp Ctr IV	Parsippany	NJ	340,240	100.0	Aventis Pharmaceuticals, Inc (Pharma Holdings GmbH)
74	656 Plainsboro Rd.	Plainsboro	NJ	4,060	100.0	Bank of America
75	333 Mt. Hope Ave.	Rockway	NJ	95,500	100.0	BASF Corporation

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
76	1415 Wyckoff Rd.	Wall Township	NJ	157,511	100.0	New Jersey Natural Gas Co.
77	29 South Jefferson Rd.	Whippany	NJ	76,383	100.0	CAE SimuFlite, Inc.
78	6226 West Sahara Ave.	Las Vegas	NV	282,000	100.0	Nevada Power Company
79	180 South Clinton St.	Rochester	NY	226,000	100.0	Frontier Corporation
80	5550 Britton Pkwy.	Hilliard	OH	220,966	100.0	BMW Financial Services NA, LLC
81	9333 Springsboro Pike	Miamisburg	OH	61,229	100.0	Reed Elsevier, Inc.
82	9393 Springsboro Pike	Miamisburg	OH	85,873	100.0	Reed Elsevier, Inc.
83	2000 Eastman Dr.	Milford	OH	221,215	100.0	Structural Dynamic Research Corp.
84	500 Olde Worthington Rd.	Westerville	OH	97,000	100.0	InVentiv Communications, Inc.
85	4848 129th East Ave.	Tulsa	OK	101,100	100.0	Metris Companies, Inc.
86	2999 SW 6th St.	Redmond	OR	77,484	100.0	Voice Stream PCS I LLC (T-Mobile USA, Inc.)
87	265 Lehigh St.	Allentown	PA	71,230	100.0	Wachovia Bank N.A.
88	180 Rittenhouse Cir.	Bristol	PA	96,000	100.0	Jones Apparel Group USA, Inc. (Jones Apparel Group, Inc.)
89	250 Rittenhouse Cir.	Bristol	PA	255,019	100.0	Jones Apparel Group USA, Inc. (Jones Apparel Group, Inc.)
90	275 Technology Dr.	Canonsburg	PA	107,872	100.0	ANSYS, Inc.
91	2550 Interstate Dr.	Harrisburg	PA	81,859	100.0	AT&T Wireless Services, Inc.
92	1701 Market St.	Philadelphia	PA	321,815	100.0	Morgan Lewis & Bockius LLC
93	2750 Monroe Blvd.	Valley Forge	PA	109,281	100.0	Quest Diagnostics, Inc.
94	1460 Tobias Gadsen Blvd.	Charleston	SC	50,076	100.0	Hagemeyer North American, Inc.
95	2210 Enterprise Dr.	Florence	SC	177,747	100.0	Washington Mutual Home Loans, Inc.
96	3476 Stateview Blvd.	Fort Mill	SC	169,083	100.0	Wells Fargo Home Mortgage, Inc.
97	3480 Stateview Blvd.	Fort Mill	SC	169,218	100.0	Wells Fargo Bank N.A.
98	701 Brookfield Pkwy.	Greenville	SC	192,884	100.0	Verizon Wireless
99	207 Mockingbird Ln.	Johnson City	TN	63,800	100.0	Sun Trust Bank
100	420 Riverport Rd.	Kingport	TN	42,770	100.0	American Electric Power
101	2401 Cherahala Blvd.	Knoxville	TN	59,748	100.0	Advance PCS, Inc.
102	1409 Centerpoint Blvd.	Knoxville	TN	84,404	100.0	Alstom Power, Inc.
103	104 & 110 South Front St.	Memphis	TN	37,229	100.0	Hnedak Bobo Group, Inc.
104	800 Ridgelake Blvd.	Memphis	TN	75,000	100.0	The Kroger Co.
105	3965 Airways Blvd.	Memphis	TN	521,286	100.0	Federal Express Corporation
106	1401 & 1501 Nolan Ryan Parkway	Arlington	TX	236,547	100.0	Siemens Dematic Postal Automation, L.P.
107	3535 Calder Ave.	Beaumont	TX	49,689	100.0	Wells Fargo & Co.
108	350 Pine St.	Beaumont	TX	427,104	100.0	Entergy Gulf States
109	1900 L. Don Dodson Dr.	Bedford	TX	202,493	27.8	(Available for Lease)
110	4201 Marsh Ln.	Carrollton	TX	130,000	100.0	Carlson Restaurants Worldwide, Inc.
111	4001 International Pkwy.	Carrollton	TX	138,443	100.0	Motel 6 Operating L.P. (Accor S.A.)
112	555 Dividend Dr.	Coppell	TX	101,844	100.0	Brinks, Inc.
113	2010 Alderson Dr.	Dallas	TX	173,855	60.0	Multi-Tenant
114	1600 Viceroy Dr.	Dallas	TX	249,452	62.8	TFC Services (Freeman Decorating Co.)
115	601 & 701 Experian Pkwy.	Dallas	TX	292,700	100.0	Experian Information Solutions, Inc. (TRW Inc.)

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
116	11511 Luna Rd.	Farmers Branch	TX	180,507	100.0	Haggar Clothing Company
117	1200 Jupiter Rd.	Garland	TX	278,759	100.0	Raytheon Company
118	26410 McDonald Rd.	Houston	TX	41,000	100.0	Montgomery County Management Company LLC
119	2529 West Thorns Dr.	Houston	TX	65,500	100.0	Baker Hughes, Inc.
120	16676 Northchase Dr.	Houston	TX	101,111	100.0	Anadorko Petroleum Corporation
121	1311 Broadfield Blvd.	Houston	TX	155,991	100.0	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)
122	810 & 820 Gears Rd.	Houston	TX	157,790	100.0	IKON Office Solutions, Inc.
123	15375 Memorial Dr.	Houston	TX	327,325	100.0	Vastar Resources, Inc
124	10001 Richmond Ave.	Houston	TX	554,385	100.0	Baker Hughes, Inc.
125	6555 Sierra Dr.	Irving	TX	247,254	100.0	True North Communications Inc.
126	8900 Freeport Pkwy.	Irving	TX	268,445	100.0	Nissan Motor Acceptance Corporation/ (Nissan North America, Inc.)
127	3711 San Gabriel	Mission	TX	75,016	100.0	Voice Stream PCS II Corporation (T-Mobile USA, Inc.)
128	6200 Northwest Pkwy.	San Antonio	TX	142,500	100.0	PacifiCare Health Systems, Inc.
129	12645 W. Airport Rd.	Sugar Land	TX	165,836	100.0	Baker Hughes, Inc.
130	11555 University Blvd.	Sugarland	TX	72,683	100.0	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)
131	1600 Eberhardt Rd.	Temple	TX	108,800	100.0	Nextel of Texas
132	2050 Roanoke Rd.	Westlake	TX	130,290	100.0	Chrysler Financial Company LLC
133	295 Chipeta Way	Salt Lake City	UT	295,000	100.0	Northwest Pipeline Corp.
134	110, 120 & 130 E. Shore Dr.	Glen Allen	VA	225,220	100.0	Capital One Services, Inc.
135	421 Butler Farm Rd.	Hampton	VA	56,515	100.0	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)
136	400 Butler Farm Rd.	Hampton	VA	100,632	100.0	Nextel Communications of the Mid-Atlantic, Inc.
137	13775 McLearen Rd.	Herndon	VA	125,293	100.0	Equant N.V.
138	13651 McLearen Rd.	Herndon	VA	159,664	100.0	Boeing North American Services, Inc. (The Boeing Company)
139	2800 Waterford Lake Dr.	Richmond	VA	99,057	100.0	Alstom Power, Inc
140	9950 Mayland Dr.	Richmond	VA	288,562	100.0	Circuit City Stores, Inc.
141	6455 State Hwy 303 NE	Bremerton	WA	60,200	100.0	Nextel West Corporation
142	22011 SE 51st St.	Issaquah	WA	95,600	100.0	Spacelabs Medical, Inc (OSI Systems, Inc.)
143	5150 220th Ave.	Issaquah	WA	106,944	100.0	Spacelabs Medical, Inc (OSI Systems, Inc.)
144	849 Front St.	Evanston	WY	22,294	62.1	Multi-Tenant
145	Nijborg 15 & 17, 3927 DA	Renswoude	Netherlands	122,450	100.0	AS Watson (Health & Beauty Continental Europe)
145	Consolidated Office Properties Total/Weighted Average			22,117,845	97.5

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
CONSOLIDATED INDUSTRIAL PROPERTIES
1	Moody Commuter & Tech Park	Moody	AL	595,346	100.0	TNT Logistics North America, Inc. (TPG N.V.)
2	3501 West Ave. H	Lancaster	CA	762,775	100.0	Michaels Stores, Inc.
3	1665 Hughes Way	Long Beach	CA	200,541	100.0	Raytheon Company
4	3333 Coyote Hill Rd.	Palo Alto	CA	123,000	100.0	Xerox Corporation
5	109 Stevens St.	Jacksonville	FL	168,800	100.0	Unisource Worldwide, Inc.
6	2455 Premier Dr.	Orlando	FL	205,016	100.0	Walgreen Co.
7	3102 Queen Palm Dr.	Tampa	FL	229,605	100.0	Time Customer Service, Inc. (Time, Inc.)
8	359 Gateway Dr.	Livonia	GA	133,221	100.0	TI Group Automotive Systems, LLC
9	1420 Greenwood Rd.	McDonough	GA	201,583	100.0	Atlas Cold Storage America LLC
10	3600 Army Post Rd.	Des Moines	IA	405,000	100.0	EDS Information Services LLC (Electronic Data Systems Corporation)
11	7500 Chavenelle Rd.	Dubuque	IA	330,988	100.0	The McGraw-Hill Companies, Inc.
12	2280 Northeast Dr.	Waterloo	IA	276,480	100.0	Ryder Integrated Logistics, Inc. (Ryder Systems, Inc.)
13	3600 Southgate Dr.	Danville	IL	149,500	100.0	Sygma Network, Inc. (Sysco Corporation)
14	3686 South Central Ave.	Rockford	IL	90,000	100.0	Jacobson Warehouse Company, Inc. (Jacobson Transportation Company, Inc.)
15	749 Southrock Dr.	Rockford	IL	150,000	100.0	Jacobson Warehouse Company, Inc. (Jacobson Transportation Company, Inc.)
16	2935 Van Vactor Way	Plymouth	IN	300,500	100.0	Bay Valley Foods, LLC
17	10000 Business Blvd.	Dry Ridge	KY	336,350	100.0	Dana Corporation
18	730 N. Black Branch Rd.	Elizabethtown	KY	167,770	100.0	Dana Corporation
19	750 N. Black Branch Rd.	Elizabethtown	KY	539,592	100.0	Dana Corporation
20	301 Bill Bryan Blvd.	Hopkinsville	KY	424,904	100.0	Dana Corporation
21	4010 Airpark Dr.	Owensboro	KY	251,041	100.0	Dana Corporation
22	1901 Ragu Dr.	Owensboro	KY	443,380	100.0	Ragu Foods, Inc. (Unilever United States, Inc.)
23	7150 Exchequer Dr.	Baton Rouge	LA	79,086	100.0	Corporate Express Office Products, Inc. (Buhrmann, N.V.)
24	5001 Greenwood Rd.	Shreveport	LA	646,000	100.0	Libbey Glass, Inc.
25	North Wells Rd.	North Berwick	ME	820,868	100.0	United Technologies Corp.
26	4425 Purks Rd.	Auburn Hills	MI	183,717	0.0	(Available for Lease)
27	6938 Elm Valley Dr.	Kalamazoo	MI	150,945	100.0	Dana Corporation
28	12025 Tech Center Dr.	Livonia	MI	100,000	100.0	Kelsey-Hayes Company
29	1601 Pratt Ave.	Marshall	MI	58,300	100.0	Joseph Campbell Company
30	904 Industrial Rd.	Marshall	MI	195,640	100.0	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)
31	46600 Port St.	Plymouth	MI	134,160	100.0	Johnson Controls, Inc.
32	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	100.0	Tower Automotive Products Company (Tower Automotive, Inc.)
33	7111 Crabb Rd.	Temperance	MI	744,570	100.0	CEVA Logistics US, Inc.
34	1901 49th Ave.	Minneapolis	MN	18,620	100.0	Owens Corning Roofing and Asphalt, LLC
35	7670 Hacks Cross Rd.	Olive Branch	MS	268,100	100.0	Mahle Clevite, Inc. (Mahle Industries, Incorporated)
36	324 Industrial Park Rd.	Franklin	NC	72,868	100.0	SKF USA, Inc.
37	1133 Poplar Creek Rd.	Henderson	NC	196,946	100.0	Corporate Express Office Products, Inc. (Buhrmann, N.V.)

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
38	250 Swathmore Ave.	High Point	NC	244,851	100.0	Steelcase, Inc.
39	2880 Kenny Biggs Rd.	Lumberton	NC	308,000	100.0	Quickie Manufacturing Corp.
40	2203 Sherrill Dr.	Statesville	NC	639,600	100.0	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Incorporated)
41	121 Technology Dr.	Durham	NH	500,500	100.0	Heidelberg Web Systems, Inc.
42	1109 Commerce Blvd.	Logan Township	NJ	262,644	100.0	Linens-n-Things, Inc.
43	736 Addison Rd.	Erwin	NY	408,000	100.0	Corning, Inc.
44	75 North St.	Saugerties	NY	52,000	100.0	Rotron Inc. (EG&G)
45	10590 Hamilton Ave.	Cincinnati	OH	247,000	100.0	The Hillman Group, Inc.
46	300 McCormick Rd.	Columbus	OH	20,000	100.0	SBC Services, Inc.
47	1650-1654 Williams Rd.	Columbus	OH	744,800	100.0	ODW Logistics, Inc.
48	7005 Cochran Rd.	Glenwillow	OH	458,000	100.0	Royal Appliance Mfg. Co.
49	6500 Adelaide Court	Groveport	OH	354,676	100.0	Anda Pharmaceuticals, Inc. (Andrx Corporation)
50	191 Arrowhead Dr.	Hebron	OH	250,410	100.0	Owens Corning Sales, Inc.
51	200 Arrowhead Dr.	Hebron	OH	400,522	100.0	Owens Corning Sales, Inc.
52	450 Stern St.	Oberlin	OH	111,160	100.0	Johnson Controls, Inc.
53	10345 Philipp Parkway	Streetsboro	OH	649,250	100.0	L’Oreal USA, Inc.
54	541 Perkins Jones Rd.	Warren	OH	1,462,642	100.0	Kmart Corp.
55	245 Salem Church Rd.	Mechanicsburg	PA	252,000	100.0	Exel Logistics, Inc. (NFC plc)
56	6345 Brackbill Blvd.	Mechanicsburg	PA	507,000	100.0	Exel Logistics, Inc. (NFC plc)
57	34 East Main St.	New Kingston	PA	179,200	100.0	Quaker Sales & Distribution, Inc.
58	6 Doughten Rd.	New Kingston	PA	330,000	100.0	Exel Logistics, Inc. (NFC plc)
59	590 Ecology Ln.	Chester	SC	420,597	100.0	Owens Corning
60	159 Farley Dr.	Dillon	SC	1,010,859	100.0	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)
61	50 Tyger River Dr.	Duncan	SC	218,122	100.0	Plastic Omnium Exterior LLC
62	101 Michelin Dr.	Laurens	SC	1,164,000	100.0	TNT Logistics North America, Inc. (TPG N.V.)
63	US Hwy. 17	North Myrtle Beach	SC	36,828	100.0	Food Lion, Inc.
64	6050 Dana Way	Antioch	TN	677,400	95.6	W.M Wright Company
65	477 Distribution Pkwy.	Collierville	TN	120,000	100.0	Federal Express Corporation
66	900 Industrial Blvd.	Crossville	TN	222,200	100.0	Dana Corporation
67	120 South East Pkwy. Dr.	Franklin	TN	289,330	100.0	United Technologies Corp.
68	187 Spicer Dr.	Gordonsville	TN	148,000	100.0	Dana Corporation
69	3350 Miac Cove Rd.	Memphis	TN	141,359	76.0	Mimeo.com, Inc.
70	3456 Meyers Ave.	Memphis	TN	780,000	100.0	Sears, Roebuck & Company
71	3820 Micro Dr.	Millington	TN	701,819	100.0	Ingram Micro, L.P (Ingram Micro, Inc)
72	9110 Grogans Mill Rd.	Houston	TX	275,750	100.0	Baker Hughes, Inc.
73	300 Bennett Ln.	Lewisville	TX	256,000	100.0	Xerox Corporation
74	19500 Bulverde Rd.	San Antonio	TX	559,258	100.0	Harcourt Brace & Company (Reed Elsevier, Inc.)

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
75	2425 Hwy. 77 North	Waxahachie	TX	425,816	100.0	James Hardie Building Products, Inc. (James Hardie NV)
76	291 Park Center Dr.	Winchester	VA	344,700	100.0	Kraft Foods North America, Inc.
77	2424 Alpine Rd.	Eau Claire	WI	159,000	100.0	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)
77	Consolidated Industrial Properties Total/Weighted Average			26,778,638	99.1

	CONSOLIDATED RETAIL/OTHER PROPERTIES
1	302 Croxcreek Pkwy.	Florence	AL	42,130	100.0	The Kroger Co.
2	5544 Atlanta Hwy.	Montgomery	AL	60,698	100.0	Beasley Development LLC
3	Bisbee Naco Hwy. & Hwy. 92	Bisbee	AZ	30,181	100.0	Safeway Stores, Inc.
4	25 E. McKellips Rd.	Mesa	AZ	2,660	100.0	CSK Auto (Albertsons Inc.)
5	10415 Grande Ave.	Sun City	AZ	10,000	100.0	Furrs Cafeterias Operators LP
6	Grant Rd. & Craycroft	Tucson	AZ	37,268	100.0	Safeway Stores, Inc.
7	12080 Carmel Mountain Rd.	San Diego	CA	107,210	100.0	Kmart Corporation
8	255 Northgate Dr.	Manteca	CA	107,489	100.0	Kmart Corporation
9	7470 El Camino Real	Atascadero	CA	4,000	100.0	CSK Auto (Albertsons Inc.)
10	635 Highland Spring Rd.	Beaumont	CA	4,000	100.0	CSK Auto (Albertsons Inc.)
11	185 Washburn Cir.	Corona	CA	9,400	100.0	Mark C. Bloome (Goodyear)
12	2200/2230 & 2222 E. Imperial Hwy. 2	El Segundo	CA	959,000	100.0	Raytheon Company
13	810124 Hwy. 111	Indio	CA	9,600	100.0	Mark C. Bloome (Goodyear)
14	24100 Laguna Hills Mall	Laguna Hills	CA	160,000	100.0	Federated Department Stores, Inc. (Macy's)
15	22765 Aspan St.	Lake Forest	CA	10,250	100.0	Mark C. Bloome (Goodyear)
16	Old Mammoth Rd./Meridian Blvd.	Mammoth Lakes	CA	44,425	100.0	Safeway Stores, Inc.
17	15745 Monterey Rd.	Morgan Hill	CA	10,250	100.0	Gerard Tire Services (Goodyear)
18	2044 West Main St.	Paso Robles	CA	7,000	100.0	CSK Auto (Albertsons Inc.)
19	1400 Stoneridge Mall	Pleasanton	CA	175,000	100.0	Federated Department Stores, Inc. (Macy's)
20	1631 West Redlands Blvd.	Redlands	CA	11,200	100.0	Mark C. Bloome (Goodyear)
21	270 Fashion Valley Rd.	San Diego	CA	225,919	100.0	Nordstrom, Inc.
22	121 South Center St.	Stockton	CA	17,000	100.0	Greyhound Lines, Inc.
23	34734 Alvarado Niles Rd.	Union City	CA	10,800	100.0	Gerard Tire Services (Goodyear)
24	500 East Harbor Blvd.	Ventura	CA	39,600	100.0	City of San Buenaventura
25	17005 Imperial Hwy.	Yorba Linda	CA	10,800	100.0	Mark C. Bloome (Goodyear)
26	12000 East Mississippi Ave.	Aurora	CO	24,000	100.0	Safeway Stores, Inc.
27	15220 East 6th Ave.	Aurora	CO	41,384	0.0	(Available for Lease)
28	101 Creger	Ft. Collins	CO	10,000	100.0	Lithia Motors
29	Kipling St. & Bowles Ave.	Littleton	CO	29,360	0.0	(Available for Lease)
30	10340 U.S. 19	Port Richey	FL	53,820	100.0	Kingswere Furniture (Ashley Furniture Industries, Inc.)
31	2010 Apalachee Pkwy.	Tallahassee	FL	53,820	100.0	Kohl's Department Stores, Inc.

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
32	2223 North Druid Hills Rd.	Atlanta	GA	6,260	100.0	Aventis Pharmaceuticals, Inc. (Pharma Holdings GmbH)
33	956 Ponce de Leon Ave.	Atlanta	GA	3,900	100.0	Bank of America
34	4545 Chamblee – Dunwoody Rd.	Chamblee	GA	4,565	100.0	Bank of America
35	201 West Main St.	Cumming	GA	14,208	100.0	Bank of America
36	3468 Georgia Hwy. 120	Duluth	GA	9,300	100.0	Bank of America
37	1066 Main St.	Forest Park	GA	14,859	100.0	Bank of America
38	825 Southway Dr.	Jonesboro	GA	4,894	100.0	Bank of America
39	1698 Mountain Indus. Blvd.	Stone Mountain	GA	5,704	100.0	Bank of America
40	Fort St. Mall, King St.	Honolulu	HI	85,610	100.0	Liberty House, Inc.
41	1150 West Carl Sandburg Dr.	Galesburg	IL	94,970	100.0	Kmart Corporation
42	928 First Ave.	Rock Falls	IL	27,650	100.0	Rock Falls Country Market (Rock Island Country Market, LLC)
43	502 East Carmel Dr.	Carmel	IN	38,567	100.0	Marsh Supermarkets, Inc.
44	5104 North Franklin Rd.	Lawrence	IN	28,721	100.0	Marsh Supermarkets, Inc.
45	2440 Bardstown Rd.	Louisville	KY	40,019	100.0	The Kroger Co.
46	2440 Bardstown Rd.	Louisville	KY	9,600	100.0	The Kroger Co.
47	205 Homer Rd.	Minden	LA	35,000	100.0	Safeway Stores, Inc.
48	7200 Cradle Rock Way	Columbia	MD	57,209	100.0	GFS Realty, Inc.
49	9580 Livingston Rd.	Oxon Hill	MD	107,337	100.0	GFS Realty, Inc. (Giant Food, Inc.)
50	2401 Wooton Pkwy.	Rockville	MD	51,682	100.0	GFS Realty, Inc. (Giant Food, Inc.)
51	35400 Cowan Rd.	Westland	MI	102,826	100.0	Sam’s Real Estate Business Trust
52	24th St. West & St. John’s Ave.	Billings	MT	40,800	100.0	Safeway Stores, Inc.
53	Little Rock Rd./Tuckaseegee Rd.	Charlotte	NC	33,640	100.0	Food Lion, Inc.
54	Brown Mill Rd./US 601	Concord	NC	32,259	100.0	Food Lion, Inc.
55	Gum Branch Rd.	Jacksonville	NC	23,000	100.0	Food Lion, Inc.
56	US 221 & Hospital Rd.	Jefferson	NC	23,000	100.0	Food Lion, Inc.
57	291 Talbet Blvd.	Lexington	NC	23,000	100.0	Food Lion, Inc.
58	Julian Ave./Clominger St.	Thomasville	NC	21,000	100.0	Food Lion, Inc.
59	10 South Ave.	Garwood	NJ	52,000	100.0	Pathmark Stores, Inc.
60	2910 Juan Tabo Blvd.	Albuquerque	NM	35,000	100.0	Safeway Stores, Inc.
61	900 South Canal St.	Carlsbad	NM	10,000	100.0	Furrs Cafeterias Operators LP
62	2404 West Main St.	Farmington	NM	3,030	100.0	CSK Auto (Albertsons Inc.)
63	2520 E. Bonanza Rd.	Las Vegas	NV	2,800	100.0	CSK Auto (Albertsons Inc.)
64	21082 Pioneer Plaza Dr.	Watertown	NY	120,727	100.0	Kmart Corporation
65	130 Midland Ave.	Portchester	NY	59,000	100.0	Pathmark Stores, Inc.
66	5350 Leavitt Rd.	Lorain	OH	193,193	100.0	Kmart Corporation
67	4831 Whipple Ave., N.W.	Canton	OH	46,350	100.0	Best Buy Co., Inc.
68	4733 Hills & Dales Rd.	Canton	OH	37,214	100.0	Scandinavian Health Spa, Inc. (Bally Total Fitness Corp.)
69	1606 North Bend Rd.	Cincinnati	OH	25,628	0.0	(Available for Lease)
70	2000 East Main St.	Columbus	OH	34,019	100.0	The Kroger Co.
71	1084 East Second St.	Franklin	OH	29,119	100.0	Marsh Supermarkets, Inc.

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
72	N.E.C. 45th St./Lee Blvd.	Lawton	OK	30,757	100.0	Safeway Stores, Inc.
73	11411 N. Kelly Ave.	Oklahoma City	OK	13,924	100.0	American Golf Corporation
74	6910 S. Memorial Hwy.	Tulsa	OK	43,123	100.0	Toys “R” Us, Inc.
75	12535 S.E. 82nd Ave.	Clackamas	OR	42,842	100.0	Toys “R” Us, Inc.
76	1642 Williams Ave.	Grants Pass	OR	33,770	100.0	Safeway Stores, Inc.
77	150 N.E. 20th St.	Newport	OR	118,179	100.0	Fred Meyer, Inc.
78	559 North Main St.	Doylestown	PA	3,800	100.0	Citizens Bank of Pennsylvania
79	25 East Main St.	Lansdale	PA	3,800	100.0	Citizens Bank of Pennsylvania
80	1055 West Baltimore Pike	Lima	PA	3,800	100.0	Citizens Bank of Pennsylvania
81	4947 North Broad St.	Philadelphia	PA	3,800	100.0	Citizens Bank of Pennsylvania
82	2001-03 Broad St.	Philadelphia	PA	3,800	100.0	Citizens Bank of Pennsylvania
83	6201 North 5th St.	Philadelphia	PA	3,800	100.0	Citizens Bank of Pennsylvania
84	7323-29 Frankford Ave.	Philadelphia	PA	3,800	100.0	Citizens Bank of Pennsylvania
85	15 South 52nd St.	Philadelphia	PA	3,800	100.0	Citizens Bank of Pennsylvania
86	10650 Bustleton Ave.	Philadelphia	PA	3,800	100.0	Citizens Bank of Pennsylvania
87	1025 West Lehigh Ave.	Philadelphia	PA	3,800	100.0	Citizens Bank of Pennsylvania
88	2014 Cottman Ave.	Philadelphia	PA	3,800	100.0	Citizens Bank of Pennsylvania
89	4160 Monument Rd.	Philadelphia	PA	50,000	100.0	Pathmark Stores, Inc.
90	15 Newton – Richboro Rd.	Richboro	PA	3,800	100.0	Citizens Bank of Pennsylvania
91	363 West Lancaster Ave.	Wayne, PA	PA	3,800	100.0	Citizens Bank of Pennsylvania
92	399 Peach Wood Centre Dr.	Spartanburg	SC	45,800	100.0	Best Buy Co., Inc.
93	S. Carlina 52/52 Bypass	Moncks Corner	SC	23,000	100.0	Food Lion, Inc.
94	1600 East 23rd St.	Chattanooga	TN	42,130	100.0	The Kroger Co.
95	1053 Mineral Springs Road	Paris	TN	31,170	100.0	The Kroger Co.
96	3040 Josey Ln.	Carrollton	TX	61,000	100.0	Ong’s Family Inc.
97	4121 South Port Ave.	Corpus Christi	TX	10,000	100.0	Furrs Cafeterias Operators LP
98	1610 South Westmoreland Ave.	Dallas	TX	68,024	100.0	Malone’s Food Stores
99	8960 Dyer St.	El Paso	TX	2,625	100.0	CSK Auto (Albertsons Inc.)
100	6100 Alameda Ave.	El Paso	TX	2,800	100.0	CSK Auto (Albertsons Inc.)
101	119 North Balboa Rd.	El Paso	TX	10,000	100.0	Furrs Cafeterias Operators LP
102	3451 Alta Mesa Blvd.	Fort Worth	TX	44,000	100.0	Safeway Stores, Inc.
103	101 West Buckingham Rd.	Garland	TX	40,000	100.0	Safeway Stores, Inc.
104	1415 Hwy. 377 East	Granbury	TX	35,000	100.0	Safeway Stores, Inc.
105	2500 E. Carrier Pkwy.	Grand Prairie	TX	49,349	100.0	Safeway Stores, Inc.
106	4811 Wesley St.	Greenville	TX	48,427	100.0	Safeway Stores, Inc.
107	120 South Waco St.	Hillsboro	TX	35,000	100.0	Safeway Stores, Inc.
108	13133 Steubner Ave.	Houston	TX	52,200	100.0	The Kroger Co.
109	3322 82nd St.	Lubbock	TX	2,550	100.0	CSK Auto (Albertsons Inc.)
110	5402 4th St.	Lubbock	TX	53,820	0.0	(Available for Lease)

LEXINGTON REALTY TRUST
Property Holdings
6/30/2007
Property Location	City	State	Total Rentable Sq.Ft.	% Leased (1)	Primary Tenant (Guarantor)
111	901 West Expressway	McAllen	TX	10,000	100.0	Furrs Cafeterias Operators LP
112	25500 State Hwy 249	Tomball	TX	77,076	100.0	Parkway Chevrolet, Inc.
113	402 East Crestwood Dr.	Victoria	TX	10,000	100.0	Furrs Cafeterias Operators LP
114	9400 South 755 East	Sandy	UT	41,612	0.0	(Available for Lease)
115	3211 W. Beverly St.	Staunton	VA	23,000	100.0	Food Lion, Inc.
116	9803 Edmonds Way	Edmonds	WA	35,459	0.0	(Available for Lease)
117	224th St. & Meridan	Graham	WA	44,718	100.0	Safeway Stores, Inc.
118	18601 Alderwood Mall Blvd.	Lynwood	WA	43,105	100.0	Toys “R” Us, Inc.
119	Meridan & 65th	Milton	WA	44,718	100.0	Safeway Stores, Inc.
120	1700 State Route 160	Port Orchard	WA	27,968	100.0	Jubilee Fun
121	228th Ave., N.E.	Redmond	WA	44,718	100.0	Safeway Stores, Inc.
122	4512 N Market	Spokane	WA	38,905	100.0	Safeway Stores, Inc
123	3711 Gateway Dr.	Eau Claire	WI	76,164	100.0	Kohl’s Dept. Stores, Inc.
124	97 Seneca Trail	Fairlea	WV	90,933	100.0	Kmart Corporation
125	3621 E Lincoln Way	Cheyenne	WY	31,420	0.0	(Available for Lease)
126	849 Front St.	Evanston	WY	7,206	100.0	Bank of the West
126	Consolidated Retail & Other Properties Total/Weighted Average			5,591,816	95.4

348	Consolidated Portfolio Total/Weighted Average			54,488,299	98.0

Lexington Realty Trust
2007 Second Quarter Acquisition Summary
($000)

INDIVIDUAL ACQUISITIONS
Tenants/Guarantors	Location		Property Type	Basis	Estimated Average Annual GAAP Rent, net	Average GAAP Yield	Estimated Current Annual Cash Rent, net	Current Cash Yield	Lease Due
Plastic Omnium Exterior LLC	Duncan	SC	Industrial	$ 12,341	$ 901	7.3%	$ 901	7.3%	03/2017
Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	Eau Claire	WI	Industrial	$ 12,445	$ 1,162	9.3%	$ 930	7.5%	02/2027
inVentiv Communications, Inc.	Westerville	OH	Office	$ 13,824	$ 1,254	9.1%	$ 1,014	7.3%	09/2015
				$ 38,610	$ 3,317	8.6%	$ 2,845	7.4%

JOINT VENTURE REMAINING INTEREST ACQUISITIONS
				Additional Cash Investment	Estimated Average Annual GAAP Rent, net	Average GAAP Yield	Estimated Current Annual Cash Rent, net	Current Cash Yield	Date Acquired
Lexington/Lion Venture L.P. Joint Venture				$ 6,623	$ 18,211	8.7%	$ 16,294	7.8%	06/2007
Acquired remaining interest of 7 properties from portfolio, as listed:
Tenants/Guarantors	Location		Property Type
DraftFCB (Interpublic Group of Companies, Inc.)	Chicago	IL	Office
Lucent Technologies, Inc.	Cary	NC	Office
Haggar Clothing Company	Farmers Branch	TX	Office
Capital One Services, Inc.	Glenn Allen	VA	Office
Equant N.V.	Herndon	VA	Office
Tower Automotive Products Company (Tower Automotive, Inc.)	Plymouth	MI	Industrial
Linens-n-Things, Inc.	Logan Township	NJ	Industrial

Lexington Realty Trust
2007 Second Quarter Acquisition Summary
($000)

				Additional Cash Investment	Estimated Average Annual GAAP Rent, net	Average GAAP Yield	Estimated Current Annual Cash Rent, net	Current Cash Yield	Date Acquired
Lexington Acquiport Co., LLC and Lexington Acquiport Co. II, LLC				$ 277,359	$ 75,415	8.8%	$ 73,143	8.5%	06/2007
Acquired remaining interests of 26 properties as listed:
Tenants/Guarantors	Location		Property Type
Bank of America NT & SA	Los Angeles	CA	Office
Honeywell International, Inc.	Cororado Springs	CO	Office
First USA Management Services, Inc.	Lake Mary	FL	Office
First USA Management Services, Inc.	Lake Mary	FL	Office
Georgia Power Company	McDonough	GA	Office
Voicestream PCS II Corporation	Meridian	ID	Office
Bank One Indiana, N.A.	Fishers	IN	Office
Voicestream PCS II Corporation	Lenexa	KS	Office
Employers Reinsurance Corporation	Overland Park	KS	Office
Omnipoint Holdings, Inc.	Oakland	ME	Office
Temic Automotive of North America, Inc.	Farmington Hills	MI	Office
Employers Reinsurance Corporation	Kansas City	MO	Office
Verizon Wireless	Wilmington	NC	Office
Aventis Pharmaceuticals, Inc (Pharma Holdings GmbH)	Parsippany	NJ	Office
Structural Dynamic Research Corp.	Milford	OH	Office
Siemens Dematic Postal Automation, L.P.	Arlington	TX	Office
Accor S.A.	Carrollton	TX	Office
Vastar Resources, Inc.	Houston	TX	Office
True North Communications Inc.	Irving	TX	Office
Spacelabs Medical, Inc. (OSI Systems, Inc.)	Issaquah	WA	Office
Spacelabs Medical, Inc. (OSI Systems, Inc.)	Issaquah	WA	Office
CEVA Logistics, Inc.	Temperance	MI	Industrial
Heidelberg Web Systems, Inc.	Durham	NH	Industrial
L'Oreal USA, Inc.	Streetsboro	OH	Industrial
CEVA Logistics, Inc.	Laurens	SC	Industrial
Kraft Foods North America, Inc.	Winchester	VA	Industrial

Lexington Realty Trust
2007 Second Quarter Acquisition Summary
($000)

				Additional Cash Investment	Estimated Average Annual GAAP Rent, net	Average GAAP Yield	Estimated Current Annual Cash Rent, net	Current Cash Yield	Date Acquired
Triple Net Investment Company, LLC.				$ 82,632	$ 21,315	8.1%	$ 21,280	8.1%	05/2007
Acquired remaining interest of 15 properties from portfolio, as listed:
Tenants/Guarantors	Location		Property Type
The Shaw Group	Centennial	CO	Office
Bell South Mobility, Inc.	Baton Rouge	LA	Office
ANSYS, Inc.	Canonsburg	PA	Office
Nissan Motor Acceptance Corporation/(Nissan North America, Inc.)	Irving	TX	Office
Voice Stream PCS II Corporation (T-Mobile USA, Inc.)	Mission	TX	Office
Chrysler Financial Company LLC	Westlake	TX	Office
EDS Information Services LLC (Electronic Data Systems Corporation)	Des Moines	IA	Industrial
Corning, Inc.	Erwin	NY	Industrial
W.M. Wright Company	Antioch	TN	Industrial
Kmart Corporation	Manteca	CA	Retail
Kmart Corporation	San Diego	CA	Retail
Kmart Corporation	Galesburg	IL	Retail
Kmart Corporation	Watertown	NY	Retail
Kmart Corporation	Lorain	OH	Retail
Kmart Corporation	Fairlea	WV	Retail

TOTAL ACQUISITIONS
	Estimated Average Annual GAAP Rent, net	Average GAAP Yield	Estimated Current Annual Cash Rent, net	Current Cash Yield
TOTAL/WEIGHTED AVERAGE ACQUISITIONS	$ 118,258	8.6%	$ 113,562	8.3%

Lexington Realty Trust
2007 Second Quarter Disposition Summary
($000)

INDIVIDUAL DISPOSITIONS
Tenants/Guarantors	Location		Property Type	Gross Sale Price	Gain on Sale	Month of Disposition
AmeriCredit Corporation	Jacksonville	FL	Office	$ 15,900	$ 4,602	June
Hibernia Corporation	New Orleans	LA	Office	$ 4,620	—	May
Walgreen Co.	Windsor	WI	Industrial	$ 14,500	—	June
Federated Department Stores Inc. (Macy's)	Santa Monica	CA	Retail	$ 14,000	—	May
Mervyn's	Tustin	CA	Retail	$ 5,000	—	June
Fred Meyer	Klamath Falls	OR	Retail	$ 13,800	$ 8,226	June
TOTAL INDIVIDUAL DISPOSITIONS				$ 67,820	$ 12,828

JOINT VENTURE DISPOSITIONS
				Gain Recognized	Month of Disposition
Disposition of remaining interests in JV Partnerships				$ 34,164	June
Sold to JV partner remaining interest of 10 properties, as listed:
Tenants/Guarantors	Location		Property Type
Greenpoint Mortgage Funding, Inc.	Novato	CA	Office
Progressive Casualty Insurance Co.	Rancho Cordova	CA	Office
California Culinary Academy, LLC	San Francisco	CA	Office
Specialty Laboratories, Inc.	Santa Clarita	CA	Office
IKON Office Solutions, Inc.	Malvern	PA	Office
ING USA Annuity & Life Insurance	West Chester	PA	Office
Veritas DGC, Inc.	Houston	TX	Office
Circuit City Stores, Inc.	Weston	FL	Industrial
Hagemeyer Foods, Inc.	Weston	FL	Industrial
Michaels Stores, Inc.	New Lenox	IL	Industrial

Lexington Realty Trust
2007 Second Quarter Financings and Leasing Activity
($000)

Property Financings
Tenants/Guarantors	Location		Property Type	Amount	Interest Rate	Maturity Date	New or Refinance
Brinks, Inc.	Coppell	TX	Office	$14,400	5.71%	May-2017	New
Libbey Glass, Inc.	Shreveport	LA	Industrial	$19,000	5.69%	Apr-2017	New
TOTAL/WEIGHTED AVERAGE PROPERTY FINANCINGS				$33,400	5.70%

New Leases
Tenants/Guarantors	Location		Property Type	Lease Due/Term	Sq. Ft.	Cash Rent Per Annum
Molina Healthcare	Long Beach	CA	Office	12/2018	85,770	$ 1,698
Office Suites Plus Properties, Inc.	Palm Beach Gdn	FL	Office	09/2017	18,400	$ 420
VC3, Inc.	Decatur	GA	Office	04/2010	2,811	$ 59
Honeywell International, Inc.	Beaumont	TX	Office	07/2010	7,045	$ 107
Texas State Bank	Beaumont	TX	Office	12/2012	49,689	$ 683
Transamerica Life Insurance Company	Bedford	TX	Office	05/2019	56,449	$ 959
Brinks, Inc.	Coppell	TX	Office	04/2017	25,461	$ 465
Diabetech	Dallas	TX	Office	06/2008	424	$ 5
Texas Neurology, P.A.	Dallas	TX	Office	09/2008	27,664	$ 533
State Rep. of Texas	Dallas	TX	Office	02/2009	579	$ 8
Patterson Thomas Company, Inc.	Dallas	TX	Office	06/2009	2,568	$ 45
J.R. Allen Architect	Dallas	TX	Office	05/2012	813	$ 29
Kingswere Furniture (Ashley Furniture Industries, Inc.)	Port Richey	FL	Retail/Other	07/2010	53,820	$ 346
Minyard Food Stores	Garland	TX	Retail/Other	11/2008	40,000	$ 326
TOTAL NEW LEASES					371,493	$ 5,683

Lexington Realty Trust
2007 Second Quarter Financings and Leasing Activity
($000)

Lease Extensions
Tenants/Guarantors	Location		Property Type	Lease Due/Term	Sq. Ft.	Cash Rent Per Annum
Entergy Gulf States	Russellville	AR	Office	05/2016	171,245	$ 2,873
Federal Express Corporation	Colorado Springs	CO	Office	04/2009	71,000	$ 840
Lockheed Martin	Orlando	FL	Office	04/2013	184,000	$ 960
John Wiley & Sons, Inc.	Indianapolis	IN	Office	10/2019	123,416	$ 2,098
Reed Elsevier Inc.	Miamisburg	OH	Office	01/2020	85,873	$ 631
Reed Elsevier Inc.	Miamisburg	OH	Office	01/2020	61,229	$ 450
Kingsport Power Company	Kingsport	TN	Office	06/2013	42,770	$ 310
The Kroger Co.	Memphis	TN	Office	07/2013	75,000	$ 422
Brinks, Inc.	Coppell	TX	Office	04/2017	76,383	$ 1,394
Xerox Corporation	Lewisville	TX	Office	06/2013	256,000	$ 1,071
Forsgren Associates	Evanston	WY	Office	03/2009	3,308	$ 25
Exel Logistics, Inc.	New Kinsgton	PA	Industrial	07/2007	330,000	$ 1,270
The Kroger Co.	Florence	AL	Retail/Other	07/2013	42,130	$ 224
The Kroger Co.	Paris	TN	Retail/Other	07/2013	31,170	$ 159
TOTAL LEASE EXTENSIONS					1,553,524	$ 12,727

Lexington Realty Trust
Selected Balance Sheet Account Detail
June 30, 2007

Investments in and advances to non-consolidated entities	$150,747

Lexington's "Investments in and advances to non-consolidated entities" line item includes investments in entities which invest in real estate debt securities and net leased properties. A summary is as follows:

Investment in debt platform	$131,291
Investment in net lease partnerships	19,456

Investments in marketable equity securities	$18,052

Lexington invests in marketable equity securities where it recognizes an opportunity to generate current income in the form of dividends, the realization of value from long term appreciation, or where there is a strategic opportunity.

Other assets	$81,194

The primary components of other assets are:

Restricted cash	$12,027
Deferred tax assets	2,237
Due from lender	18,366
CIP/Deposits	15,316
Debt investments	16,151
Equipment	2,698
Prepaids	5,909
Other receivables	5,770

Accounts payable and other liabilities	$34,744

The primary components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$10,054
CIP accruals	14,336
Taxes	2,191
Deferred lease costs	1,975
Subordinated notes	2,943
Deposits	1,161
Escrows	1,126

Lexington Realty Trust
Select Income Statement Account Detail
Six Months Ended June 30, 2007
$000

Equity in earnings of non-consolidated entities	$41,897

The components of equity in earnings of non-consolidated entities are as follows:
Gains on sale of joint venture properties	$34,164
Equity in earnings	7,733

Advisory and incentive fees	$11,943

The components of advisory fees are as follows:
Asset management fees	$1,349
Incentive fees earned	10,594

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2007
($000s)
Property	Footnotes	Debt Balance	Interest Rate	Maturity	Current Est. Annual Debt Service (d)	Balloon Payment
Warren, OH	(a) (b)	$ 2,976	7.000%	10/2007	$ 3,080	$ -
Bristol, PA		9,326	7.400%	02/2008	485	9,262
Garwood, NJ		95	5.000%	05/2008	100	-
Decatur, GA		6,188	6.720%	06/2008	531	6,049
Palm Beach Gardens, FL		10,649	7.010%	06/2008	970	10,418
Canton, OH		3,040	7.150%	08/2008	313	2,936
Spartanburg, SC		2,524	7.150%	08/2008	260	2,438
Irvine, CA		6,645	9.339%	09/2008	5,653	-
Owensboro, KY		6,104	7.940%	12/2008	3,361	-
Clinton, CT		943	7.940%	12/2008	519	-
Columbia, MD		1,046	8.625%	12/2008	297	719
Long Beach, CA		7,753	6.160%	01/2009	4,180	-
Long Beach, CA		20,913	6.250%	01/2009	11,286	-
Canton, OH		596	9.490%	02/2009	388	-
Florence, SC		8,779	7.500%	02/2009	869	8,443
Baton Rouge, LA		1,626	7.375%	03/2009	208	1,478
Bristol, PA		5,528	7.250%	04/2009	571	5,228
Livonia, MI		10,532	7.800%	04/2009	992	10,236
Henderson, NC		4,062	7.390%	05/2009	417	3,854
Westland, MI		1,363	10.500%	09/2009	683	-
Houston, TX	(b)	20,040	5.870%	10/2009	2,032	18,229
Salt Lake City, UT		5,948	7.610%	10/2009	2,901	-
High Point, NC		8,261	5.750%	10/2009	695	7,741
Pleasanton, CA		4,547	10.250%	12/2009	727	3,808
San Francisco, CA		22,888	3.893%	12/2009	1,930	20,000
Richmond, VA		15,849	8.100%	02/2010	1,511	15,257
Fishers, IN	(b)	14,564	5.880%	04/2010	1,499	13,013
Hampton, VA		4,310	8.260%	04/2010	415	4,144
Hampton, VA		7,028	8.270%	04/2010	677	6,758
Lorain, OH	(b)	2,655	5.540%	07/2010	905	-
Manteca, CA	(b)	1,895	5.540%	07/2010	639	-
Watertown, NY	(b)	1,801	5.540%	07/2010	601	-
Lewisburg, WV	(b)	1,252	5.540%	07/2010	422	-
San Diego, CA	(b)	1,208	5.540%	07/2010	408	-
Galesburg, IL	(b)	1,052	5.540%	07/2010	346	-
Tampa, FL		5,782	6.880%	08/2010	485	5,495
Tampa, FL		7,997	6.930%	08/2010	674	7,603
Irving, TX	(b)	26,733	5.880%	10/2010	2,432	24,502
Lake Mary, FL	(b)	13,236	5.880%	10/2010	1,181	12,138
Lake Mary, FL	(b)	13,196	5.880%	10/2010	1,178	12,102
Herndon, VA		18,149	8.180%	12/2010	1,723	17,301
Tucson, AZ		2,280	7.500%	01/2011	226	2,076
Valley Forge, PA		12,151	7.120%	02/2011	1,166	10,927
Parsippany, NJ	(b)	40,586	5.860%	03/2011	3,472	37,060
NK Marc CAA		3,420	6.500%	03/2011	286	3,178
Glendale, AZ		14,179	7.400%	04/2011	1,258	13,365
Renswoude, NA		36,250	5.305%	04/2011	2,650	33,387
Dallas, TX		30,582	5.126%	05/2011	1,594	30,582
Wallingford, CT		3,396	4.926%	05/2011	221	3,187
Auburn Hills, MI		6,676	7.010%	06/2011	637	5,918
Plymouth, MI		4,470	7.960%	07/2011	421	4,171
Winchester, VA	(b)	10,716	5.860%	08/2011	908	9,670

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2007
($000s)
Property	Footnotes	Debt Balance	Interest Rate	Maturity	Current Est. Annual Debt Service (d)	Balloon Payment
Newport, OR		6,577	5.030%	08/2011	470	5,980
New Kingston, PA		6,849	7.790%	01/2012	678	6,101
Mechanicsburg, PA		5,056	7.780%	01/2012	500	4,503
New Kingston, PA		3,263	7.780%	01/2012	323	2,906
Greenville, SC		13,055	4.415%	01/2012	841	11,806
Milford, OH	(b)	16,530	5.860%	02/2012	1,822	12,686
Lake Forest, CA		10,417	7.260%	02/2012	901	9,708
Des Moines, IA	(b)	22,510	5.510%	05/2012	1,188	22,153
Fort Worth, TX	(b)	19,096	5.510%	05/2012	1,280	17,823
Raleigh, NC	(b)	12,557	5.860%	05/2012	649	12,543
Memphis, TN		17,548	5.247%	05/2012	1,083	16,222
Lakewood, CO		8,554	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	19,790	5.860%	09/2012	1,500	17,724
Laurens, SC	(b)	16,478	5.870%	09/2012	1,396	14,022
Temperance, MI	(b)	11,046	5.870%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,507	5.520%	10/2012	443	5,943
Groveport, OH		7,500	6.030%	10/2012	563	6,860
San Antonio, TX		28,906	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	12,004	5.860%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	11,475	5.870%	12/2012	887	10,272
Foxboro, MA	(b)	14,182	6.000%	01/2013	2,817	-
Fort Mill, SC		11,001	6.000%	01/2013	839	9,904
Centennial, CO	(b)	15,470	5.550%	02/2013	1,177	13,555
Waterloo,IA		5,757	5.610%	02/2013	672	3,505
Los Angeles, CA	(b)	78,552	5.860%	05/2013	5,361	73,071
Dallas, TX	(b)	39,825	5.550%	05/2013	2,702	36,453
Indianapolis, IN		9,485	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,912	5.268%	05/2013	477	8,550
Houston, TX		17,382	5.218%	05/2013	1,166	15,737
Atlanta, GA		44,534	5.268%	05/2013	3,004	40,356
Chelmsford, MA		6,896	5.118%	05/2013	458	6,231
Southington, CT		13,554	5.018%	05/2013	890	12,228
Tempe, AZ		13,430	5.148%	05/2013	894	12,144
Knoxville, TN		5,054	5.950%	09/2013	381	4,496
Lancaster, CA		10,037	7.020%	09/2013	900	8,637
Lancaster, CA		8,485	5.920%	09/2013	642	7,518
Phoenix, AZ		18,977	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	18,536	6.000%	01/2014	3,270	-
Moody, AL		7,303	4.978%	01/2014	493	6,350
Arlington, TX	(b)	21,012	5.870%	02/2014	1,551	18,588
Mechanicsburg, PA		12,978	5.730%	03/2014	1,045	10,538
Logan Township, NJ	(b)	7,353	5.870%	04/2014	482	6,784
Redmond, OR		9,678	5.616%	04/2014	697	8,484
Clive, IA		5,825	5.139%	05/2014	387	5,181
Fort Mill, SC		20,300	5.373%	05/2014	1,302	18,311
Eau Claire, WI		1,674	8.000%	07/2014	313	-
Philadelphia, PA		49,000	5.060%	07/2014	3,178	43,547
Issaquah, WA	(b)	31,515	5.890%	12/2014	1,668	30,388
Canonsburg, PA	(b)	9,069	5.550%	12/2014	489	9,095
Chicago, IL	(b)	28,922	5.870%	01/2015	1,552	29,900
Carrollton, TX		14,031	5.530%	01/2015	993	12,022
Franklin, NC		1,532	8.500%	03/2015	271	-

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2007
($000s)
Property	Footnotes	Debt Balance	Interest Rate	Maturity	Current Est. Annual Debt Service (d)	Balloon Payment
Herndon, VA	(b)	12,014	5.870%	04/2015	888	10,359
Richmond, VA	(b)	19,467	5.510%	05/2015	1,029	18,321
Richmond, VA		10,444	5.310%	05/2015	708	9,055
Harrisburg, PA		9,032	5.110%	05/2015	599	7,780
Fishers, IN		12,972	5.160%	05/2015	865	11,188
Houston, TX		13,046	5.210%	05/2015	874	11,265
Atlanta, GA		11,325	5.260%	05/2015	606	10,502
San Antonio, TX		12,871	5.340%	05/2015	875	11,149
Houston, TX		16,707	5.160%	05/2015	1,114	14,408
Los Angeles, CA		11,315	5.110%	05/2015	750	9,760
Kalamazoo, MI		17,359	5.411%	05/2015	1,189	15,087
Knoxville, TN		7,680	5.310%	05/2015	520	6,658
Tulsa, OK		7,563	5.060%	05/2015	499	6,517
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
McDonough, GA	(b)	12,288	5.870%	06/2015	672	11,349
Mission, TX	(b)	6,359	5.500%	06/2015	462	5,371
Carrollton, TX	(b)	20,216	5.870%	07/2015	1,115	18,677
Elizabethtown, KY		16,090	4.990%	07/2015	1,068	13,691
Elizabethtown, KY		3,033	4.990%	07/2015	201	2,581
Hopkinsville, KY		9,431	4.990%	07/2015	626	8,024
Owensboro, KY		6,693	4.990%	07/2015	452	5,695
Dry Ridge, KY		7,493	4.990%	07/2015	506	6,376
Southborough, MA		1,686	7.500%	09/2015	275	-
Houston, TX	(b)	25,608	6.250%	09/2015	3,967	6,985
Sugarland, TX	(b)	16,372	6.250%	09/2015	2,608	6,286
Houston, TX	(b)	7,218	6.250%	09/2015	1,057	2,222
Houston, TX	(b)	62,342	6.250%	09/2015	9,087	18,318
Temple, TX		8,820	6.090%	01/2016	668	7,446
Danville, IL		6,228	9.000%	01/2016	692	4,578
Bridgewater, NJ		14,805	5.732%	03/2016	860	13,824
Bremerton, WA		6,519	6.090%	04/2016	494	5,465
Omaha, NE		8,859	5.610%	04/2016	621	7,560
Tempe, AZ		8,367	5.610%	04/2016	586	7,140
Lisle, IL		10,450	6.500%	06/2016	688	9,325
Dallas, TX	(b)	18,572	5.870%	07/2016	1,136	18,363
Rockford, IL		6,900	6.210%	08/2016	434	6,153
Statesville, NC		14,100	6.210%	08/2016	888	12,574
Rochester, NY		18,800	6.210%	08/2016	1,184	16,765
Glenwillow, OH		17,000	6.130%	09/2016	1,057	15,132
Plymouth, IN		6,615	6.315%	09/2016	497	5,723
Tomball, TX		9,354	6.063%	11/2016	683	8,023
El Segundo, CA		54,646	5.675%	12/2016	3,820	45,723
Memphis, TN		3,951	5.710%	01/2017	229	3,484
Orlando, FL		9,975	5.722%	02/2017	580	9,309
Wilmington, NC	(b)	12,501	5.850%	03/2017	686	11,580
Shreveport, LA		19,000	5.690%	04/2017	1,096	19,000
Coppell, TX		14,400	5.710%	06/2017	834	14,400
Dubuque, IA		10,671	5.402%	06/2017	733	8,725
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Westmont, IL		15,048	6.210%	03/2018	1,292	9,662
Lorain, OH	(b)	1,252	7.750%	07/2018	108	-
Manteca, CA	(b)	893	7.750%	07/2018	77	-

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2007
($000s)
Property	Footnotes	Debt Balance	Interest Rate	Maturity	Current Est. Annual Debt Service (d)	Balloon Payment
Watertown, NY	(b)	823	7.750%	07/2018	72	-
Lewisburg, WV	(b)	590	7.750%	07/2018	51	-
San Diego, CA	(b)	570	7.750%	07/2018	49	-
Galesburg, IL	(b)	496	7.750%	07/2018	43	-
Erwin, NY	(b)	9,548	5.550%	10/2018	728	6,624
Overland Park, KS	(b)	37,458	5.900%	05/2019	2,230	31,819
Kansas City, MO	(b)	17,872	5.900%	05/2019	1,064	15,182
Meridian, ID	(b)	10,156	5.900%	08/2019	753	7,658
Streetsboro, OH	(b)	19,437	5.900%	09/2019	1,085	16,338
Houston, TX		7,500	6.507%	11/2019	496	6,692
Lenexa, KS	(b)	10,391	5.900%	12/2019	774	7,755
Boca Raton, FL		20,400	6.470%	02/2020	1,342	18,383
Oakland, ME	(b)	10,300	5.900%	10/2020	750	7,660
Houston, TX		9,812	5.640%	12/2020	692	7,018
Livonia, GA		9,798	5.460%	12/2020	741	5,895
Wall Township, NJ	(b)	29,515	6.250%	01/2021	2,372	-
Hilliard,OH		28,960	5.907%	02/2021	1,739	27,483
Charleston, SC		7,350	5.850%	02/2021	437	6,632
Durham, NH	(b)	19,293	6.750%	03/2021	1,312	-
Antioch, TN	(b)	15,095	5.630%	10/2021	1,580	774
Whippany, NJ		16,764	6.298%	11/2021	1,344	10,400
Dillon, SC		23,161	5.974%	02/2022	1,832	13,269
El Segundo, CA		13,577	4.860%	01/2024	54	11,417
El Segundo, CA		16,594	4.860%	01/2024	66	13,955
Chester, SC		13,232	5.380%	08/2025	1,144	362
Subtotal/Wtg. Avg. Proportionate Share		2,330,706	5.903%		210,455	1,849,354

Corporate
Credit Facility	(c)	45,500	6.820%	06/2008	3,103	45,500
Term Loan	(f)	225,000	5.920%	06/2009	13,505	225,000
Exchangeable Notes	(e)	450,000	5.450%	01/2027	24,525	450,000
Trust Preferred Notes		200,000	6.804%	04/2037	13,608	200,000
Subtotal/Wtg. Avg.		920,500	5.927%		54,741	920,500
Total/Wtg. Avg.		$ 3,251,206	5.910%		$ 265,196	$ 2,769,854

(a) Included in discontinued operations.
(b) Debt balances based upon imputed interest rates.
(c) Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(d) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e) Holders have the right to put notes to the Company commencing 2012 and every five years thereafter.
(f) Floating rate debt 30 day LIBOR plus 60 bps.

LEXINGTON REALTY TRUST
Unconsolidated Properties: Mortgages & Notes Payable
6/30/2007
($000s)

						Current
			LXP			Estimated
			Proportionate	Interest		Annual Debt	Balloon
Joint Venture	Footnotes	Debt Balance	Share	Rate	Maturity	Service	Payment
One Arkansas		$ 868	$ 301	6.850%	05/2008	$ 913	$ -
Dallas Commerce		17,722	4,249	6.680%	06/2009	9,614	-
BCBS LLC		23,366	9,380	7.850%	10/2009	2,196	22,586
Oklahoma TIC		14,749	5,900	5.240%	05/2015	786	13,673
One Summit		20,711	6,216	9.375%	10/2016	3,344	-
One Summit		13,292	3,989	10.625%	11/2016	2,239	-
Dallas Commerce		12,512	3,000	15.000%	12/2018	1,877	-
Harpard		1,710	465	9.875%	01/2011	569	-
Taber		1,025	279	10.125%	06/2011	313	-
Jayal		1,507	448	11.500%	03/2012	409	-
Subtotal/Wtg. Avg. Proportionate Share		107,462	34,227	8.567%		22,260	36,259

Corporate
Warehouse facility	(4)	50,143	25,072	6.320%	11/2007	3,169	50,143
Warehouse facility	(2)	297,149	148,575	6.480%	03/2008	19,255	297,149
Warehouse facility	(1)	67,839	33,920	5.670%	06/2008	3,846	67,839
CDO	(3)	376,650	188,325	5.825%	12/2046	21,940	376,650
Subtotal/Wtg. Avg. Proportionate Share		791,781	395,892	6.089%		48,210	791,781
Total/Wtg. Avg. Proportionate Share		$ 899,243	$ 430,119	6.286%		$ 70,470	$ 828,040

(1) Represents amount outstanding on $200.0 million repurchase agreement, variable rate.
(2) Represents amount outstanding on $350.0 million repurchase agreement, variable rate.
(3) Collatarized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets, variable rate.
(4) Represents amount outstanding on term loans.

Lexington Realty Trust
Base Rent Estimates for Current Assets
6/30/07
In millions

Year	Cash	GAAP

Remaining 2007	$248.0	$237.1
2008	487.3	463.8
2009	413.2	418.9
2010	363.1	370.9
2011	341.2	347.8

Amounts assume all below market leases are renewed by the tenants at the option rate and no new or renegotiated leases are entered into for any other property.

Investor Information

Transfer Agent	Investor Relations

Mellon Investor Services LLC	Carol M. Merriman
480 Washington Blvd.	VP of Investor Relations and Corporate Development
Jersey City NJ 07310-1900	Telephone (direct)	(212) 692-7264
(800) 850-3948	Facsimile (main)	(212) 594-6600
www.melloninvestor.com	E-mail	cmerriman@lxp.com

Research Coverage

Bear, Stearns & Co., Inc.		Keefe, Bruyette & Woods
Ross Smotrich	(212) 272-8046	Sheila K. McGrath	(212) 887-7793
Jeffrey Langbaum	(212) 272-4201
George Hoglund, CFA	(212) 272-6272	Raymond James & Assoc.
		Paul Puryear	(727) 567-2253
Cantor Fitzgerald		Ken Avalos	(727) 567-2660
Philip Martin	(312) 469-7485
Matthew Thorp	(312) 469-7484	Stifel Nicolaus
		John W. Guinee	(410) 454-5520
Friedman, Billings, Ramsey		Michael C. Hudgins	(410) 454-4830
Merrill Ross	(703) 312-9769
Gabe Poggi	(703) 469-1141	Wachovia Capital Markets LLC
		Christopher P. Haley	(443) 263-6773
J.P. Morgan
Anthony Paolone, CFA	(212) 622-6682
Michael W. Mueller, CFA	(212) 622-6689
Joseph Dazio, CFA	(212) 622-6416
Gregory P. Stuart	(212) 622-5390